FIRST QUARTER 2022 May 12, 2022 Exhibit 99.2

NON-GAAP MEASURES | 2 Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the 2022 sale of the Persol Holdings investment, the 2022 and 2021 gains and losses on the fair value changes of the investment in Persol Holdings, and the 2022 losses on foreign currency matters, are useful to understand the Company's fiscal 2022 financial performance and increases comparability. Specifically, Management believes that removing the impact of these items allows for a meaningful comparison of current period operating performance with the operating results of prior periods. Management also believes that such measures are used by those analyzing performance of companies in the staffing industry to compare current performance to prior periods and to assess future performance. Management uses Adjusted EBITDA (adjusted earnings before interest, taxes, depreciation and amortization) and Adjusted EBITDA Margin (percent of total GAAP revenue) which Management believes is useful to compare operating performance compared to prior periods and uses it in conjunction with GAAP measures to assess performance. Our calculation of Adjusted EBITDA may not be consistent with similarly titled measures of other companies and should be used in conjunction with GAAP measurements. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

SAFE HARBOR STATEMENT | 3 This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties. The principal important risk factors that could cause our actual performance and future events and actions to differ materially from such forward-looking statements include, but are not limited to, changing market and economic conditions, the impact of the novel coronavirus (COVID-19) outbreak, competitive market pressures including pricing and technology introductions and disruptions, disruption in the labor market and weakened demand for human capital resulting from technological advances, competition law risks, the impact of changes in laws and regulations (including federal, state and international tax laws), unexpected changes in claim trends on workers’ compensation, unemployment, disability and medical benefit plans, or the risk of additional tax liabilities in excess of our estimates, our ability to achieve our business strategy, our ability to successfully develop new service offerings, material changes in demand from or loss of large corporate customers as well as changes in their buying practices, risks particular to doing business with government or government contractors, the risk of damage to our brand, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, services of licensed professionals and services connecting talent to independent work, our increasing dependency on third parties for the execution of critical functions, our ability to effectively implement and manage our information technology strategy, the risks associated with past and future acquisitions, including risk of related impairment of goodwill and intangible assets, risks associated with conducting business in foreign countries, including foreign currency fluctuations, risks associated with violations of anticorruption, trade protection and other laws and regulations, availability of qualified full-time employees, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, our ability to sustain critical business applications through our key data centers, risks arising from failure to preserve the privacy of information entrusted to us or to meet our obligations under global privacy laws, the risk of cyberattacks or other breaches of network or information technology security, our ability to realize value from our tax credit and net operating loss carryforwards, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this report and in our other filings with the Securities and Exchange Commission. Actual results may differ materially from any forward-looking statements contained herein, and we undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

FIRST QUARTER 2022 TAKEAWAYS | 4 Economic recovery continues to accelerate customer demand amid talent supply challenges • Q1 revenue up 7.5% on a reported basis, up 9.0% in constant currency(1) ‒ Includes favorable 310 bps impact from the acquisition of Softworld, Inc. (“Softworld”) on April 5, 2021 ‒ Includes unfavorable 230 bps(1) impact from changes in Mexican staffing market legislation • GP rate at 19.9% reaches it highest point in the last 25 years as higher permanent placement fees, the impact of the acquisition of high-margin businesses, and favorable product mix deliver structural improvements Near-term steps to capitalize on improving demand • Addressing talent supply to meet customer demand and accelerate revenue growth • Emerging from the pandemic with actionable strategies in every business unit to deliver improving top- and bottom-line results aligned to our specialty growth strategy Continued focus on our future • Created $235 million(2) of additional liquidity to accelerate and expand organic and inorganic investments and deliver greater shareholder value with the Q1 2022 monetization of investments in Persol Holdings common shares and PersolKelly JV • Began strategic redeployment of available capital with acquisition of RocketPower in March 2022 and Pediatric Therapeutic Services in May 2022 (1)Constant Currency ("CC") represents year-over-year changes resulting from translating 2022 financial data into USD using 2021 exchange rates. (2)Cash proceeds net of transaction costs and expected taxes payable.

FIRST QUARTER 2022 FINANCIAL SUMMARY | 5 (1)See reconciliation of Non-GAAP Measures included in Form 8-K dated May 12, 2022. (2)Constant Currency ("CC") represents year-over-year changes resulting from translating 2022 financial data into USD using 2021 exchange rates. Actual Results $1.3B 7.5% 7.5% 9.0% CC(2) 9.0% CC(2) Gross Profit Rate 19.9% 220 bps 220 bps $23.4M 120.5% 120.5% 126.3% CC(2) 126.3% CC(2) Adjusted EBITDA $31.6M 87.1% Adjusted EBITDA Margin 2.4% 100 bps Change Increase/(Decrease) As Adjusted(1) Earnings from Operations Revenue As Reported

| 6 FIRST QUARTER 2022 REVENUE TRENDS (1)Reported and Constant Currency revenue includes the 2022 results of Softworld, which was acquired as of April 5, 2021, and was included in the reported results of operations in Science, Engineering & Technology, from the date of acquisition. (2)Constant Currency represents year-over-year changes resulting from translating 2022 financial data into USD using 2021 exchange rates. (3)Organic revenue excludes the 2022 results of Softworld, which was acquired as of April 5, 2021, and was included in the reported results of operations in Science, Engineering & Technology, from the date of acquisition. Reported(1) Constant Currency(1),(2) Organic(2),(3) Total 7.5% 9.0% 5.9% Professional & Industrial (5.0%) (5.0%) (5.0%) Science, Engineering & Technology 24.5% 24.6% 9.7% Education 55.4% 55.4% 55.4% Outsourcing & Consulting 9.8% 10.5% 10.5% International (7.4%) (1.0%) (1.0%)

FIRST QUARTER 2022 GROSS PROFIT RATE GROWTH | 7 • Overall GP rate improved as a result of higher permanent placement fees and the acquisition of Softworld, which generates higher gross profit rates, lower employee-related costs, and favorable business mix • Softworld added 40 bps to the total company GP rate as it delivers higher margins from specialty services • Permanent placement fees increased as customers accelerated permanent hiring activity and a one-time fee related to the conversion of temporary talent to full-time hires of a large customer • Operating Segment GP rates improved organically in Professional & Industrial, International, and Outsourcing & Consulting (1)Excludes 2022 results of Softworld, which was acquired as of April 5, 2021, and was included in the reported results of operations in Science, Engineering & Technology, from the date of acquisition. (1) 17.7% 19.9% 17.0% 17.5% 18.0% 18.5% 19.0% 19.5% 20.0% 20.5% 21.0% Q1 2021 GP Rate Softworld Perm Fees Operating Segments FX Q1 2022 GP Rate 40 bps 70 bps 100 bps 10 bps

$203 $235 $150 $160 $170 $180 $190 $200 $210 $220 $230 $240 $250 Q1 2021 SG&A Operating Segments Softworld Corporate FX Q1 2022 SG&A FIRST QUARTER 2022 SG&A $ in millions | 8 • Expenses in the Operating Segments, excluding Softworld, increased primarily as a result of the higher compensation related expenses for our full- time talent. We have added headcount in line with revenue growth and provided meaningful increases in performance-based incentive compensation expenses for client-facing teams, as well as smaller adjustments to base pay • Softworld expenses include amortization expense related to acquired intangible assets • Corporate expenses increased due primarily to higher performance-based incentive compensation expenses (1)Excludes 2022 results of Softworld, which was acquired as of April 5, 2021, and was included in the reported results of operations in Science, Engineering & Technology, from the date of acquisition. (1) $2 $22 $10 ($2)

FIRST QUARTER 2022 REVENUE & GROSS PROFIT MIX | 9 GROSS PROFIT MIX BY SEGMENTREVENUE MIX BY SEGMENT Professional & Industrial Science, Engineering & Technology Education Outsourcing & Consulting International 34% 25% 13% 8% 20% 32% 29% 10% 14% 15%

FIRST QUARTER 2022 EPS SUMMARY $ in millions except per share data | 10 (1)Loss on investment in Persol Holdings of $67.2 million, $48.8 million net of tax or $1.26 per share in Q1 2022 and gain on investment in Persol Holdings of $30.0 million, $20.8 million net of tax or $0.52 per share in Q1 2021. (2)Loss on foreign currency matters includes $20.4 million currency translation from liquidation of subsidiary, partially offset by $5.5 million foreign exchange gain, $16.4 million net of tax or $0.43 per share in Q1 2022. Amount Per Share Amount Per Share Net earnings (loss) ($47.6) ($1.23) $25.6 $0.64 (Gain) loss on investment in Persol Holdings, net of taxes(1) 48.8 1.26 (20.8) (0.52) Loss on foreign currency matters, net of taxes(2) 16.4 0.43 - - Adjusted net earnings $17.6 $0.46 $4.8 $0.12 First Quarter 2022 2021

FIRST QUARTER 2022 LIQUIDITY $ in millions | 11 • Q1 2021 balances do not reflect the April 5, 2021 acquisition of Softworld for $213 million • Q1 2022 balances reflect the liquidity created as a result of ending the Persol Holdings cross-shareholding arrangement and selling most of our interest in the PersolKelly joint venture, as well as the strategic reallocation of capital with the Q1 2022 acquisition of RocketPower for $58 million cash paid, net of cash received • Payment of income taxes due as a result of the sale of the Persol Holdings shares ($50 million) and payment for the acquisition of Pediatric Therapeutic Services ($82 million), both expected in Q2 2022, will be made from available cash (1)U.S. credit facilities, net of standby letters of credit related to workers’ compensation $238 $113 $230 $297 $297 $297 $0 $100 $200 $300 $400 $500 $600 Q1 2021 Q4 2021 Q1 2022 Cash, net of Short-term Borrowings Borrowing Capacity $535 $410 $527 (1)

OUTLOOK – FULL YEAR 2022 | 12 Revenue • Up 6.0% to 7.0% YOY, up 4.5% to 5.5% organically ‒ In nominal currency ‒ Reflects our decision to transition our Russian operations (-200 bps), as well as improving organic revenue trends (+200 bps) ‒ 2022 acquisitions add 150 bps of revenue growth GP Rate • 20.0% - up approximately 100 bps organically; 2022 acquisitions add 20 bps ‒ Expect continued structural improvement from higher fee-based business, a continued shift to higher margin specialties and a more gradual pace of growth of lower margin specialties SG&A • Up 8% to 9%, up 6% to 7% organically ‒ Includes costs savings from 2021 restructuring actions and ongoing expense calibration ‒ Reflects increasing compensation expenses to attract and retain the workforce necessary to deliver future growth and impact of 2022 acquisitions EBITDA Margin • Up 70 to 90 bps ‒ Reflects expected structural GP rate and SG&A productivity improvements and 2022 acquisitions Tax Rate • Effective rate in the high-teens ‒ Includes impact of Work Opportunity Credit, which has been enacted through 2025

Kelly

RECENT ACQUISITIONS

rocketpower

- RocketPower is a provider of Recruitment Process Outsourcing (RPO) and other outsourced talent solutions to customers including high growth U.S. tech companies. Headquartered in Silicon Valley, CA, RocketPower will continue to operate under its own brand with its current leadership team and staff as part of KellyOCG, the outsourcing and consulting business of Kelly
  - Expands KellyOCG's RPO delivery offering
  - Creates growth opportunities in the high-tech industry

PTS PEDIATRIC THERAPEUTIC SERVICES

- Pediatric Therapeutic Services (PTS) is a specialty firm that provides state and federally mandated in-school therapy services including occupational therapy, physical therapy, speech-language pathology, and mental and behavioral health services. Headquartered in suburban Philadelphia, PTS currently supports schools throughout Pennsylvania and Delaware and will continue to operate under its own brand as part of Kelly Education.
  - Expands Kelly Education's industry-leading K-12 solutions offering
  - Creates growth opportunities in the $20-billion therapeutic services segment

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OUR OPERATING MODEL ALIGNS TO THESE SPECIALTIES.

We have redesigned our operating model to drive profitable growth in our chosen specialties.

	Kelly Professional & Industrial	Kelly Science, Engineering, Technology & Telecom	Kelly Education	Kelly OCG	Kelly International
Revenue	$1.8B	$1.2B[1]	$0.4B	$0.4B	$1.1B
GP Rate	16.9%	21.9%[1]	15.6%	32.7%	13.9%
Geographic Span	North America	North America	U.S.	Global	EMEA & Mexico
Specialties	- Industrial - Contact Center - Office - Professional	- Engineering - Science & Clinical - Technology - Telecom	- Early Childhood - K-12 - Special Ed/Needs - Tutoring - Higher Education - Executive Search	- MSP[2] - RPO[2] - PPO[2] - Consulting	- EMEA Regional Life Sciences - Local Niches

Kelly size and margin profiles are based on 2021 full year results.
[1]Kelly SET revenue and GP rate was $1.2B and 22.3%, respectively, including the results of Softworld on a pro forma basis.
[2]Managed Service Provider ("MSP"); Recruitment Process Outsourcing ("RPO"); Professional Payroll Outsourcing ("PPO").

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OUR M&A ACTIVITIES ARE SHIFTING OUR PORTFOLIO.

2018
- Kelly sells Kelly Healthcare Resources to InGenesis
- Kelly sells Kelly Legal Managed Services to Trustpoint.One

2019
- Kelly acquires Global Technology Associates
- Kelly acquires NextGen Global Resources
- Kelly announces sale/leaseback of HQ real estate

2020
- Kelly acquires Insight
- Kelly acquires Greenwood/ Asher & Associates
- Kelly sells Brazil staffing operations

2021
- Kelly acquires Softworld

2022
- Kelly acquires RocketPower
- Kelly acquires Pediatric Therapeutic Services
- Kelly reduces ownership in APAC JV, ends cross-shareholding with Persol

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WE CREATED $235M(1) OF ADDITIONAL LIQUIDITY. | 16 By monetizing our APAC investments, Kelly has $235 million(1) of additional liquidity to accelerate and expand our organic and inorganic growth strategies and deliver greater shareholder value • We ended our cross-shareholding arrangement with Persol Holdings ‒ We sold our investment in Persol Holdings common shares, generating $145 million(1) ‒ We repurchased the Class A and Class B common shares held by Persol Holdings for $27 million • We reduced our stake in the PersolKelly joint venture ‒ We sold 95% of our interest in the JV to our JV partner, generating $114 million(1) ‒ We retain a 2.5% ownership interest in PersolKelly • KellyOCG will continue to operate in APAC, delivering MSP, RPO, and other leading talent solutions to customers in the region (1)Cash proceeds net of estimated transaction costs and taxes payable.